Exhibit 10.28

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULES TO THE GUARANTY AND SECURITY AGREEMENT, DATED NOVEMBER 18, 2015, AMONG THE COMPANY, WELLS FARGO BANK, NATIONAL ASSOCIATION, AND THE OTHER GUARANTORS PARTY THERETO

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 2

COPYRIGHTS

	Entity	Copyright	Jurisdiction	Reg. No.	Registration Date
1.	Rader Farms, Inc.	“TS 2000 Program”, a computer program for database management system	United States Copyright Office	TXu001012781	August 6, 2001

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

	Name of Licensee	Name of Licensor	Country/ State	Registration Numbers	Description
1.	Inventure Foods, Inc.	TGI Fridays of Minnesota	USA	N/A	The use of all TGI Fridays marks with respect to potato chips, potato based snack chips, tortilla/tostada chips, corn based snack chips, veggie based snack chips, cheese snacks, popcorn and pub mixes
2.	Inventure Foods, Inc.	Seattle’s Best Coffee LLC	USA	N/A	The use of the name “SEATTLE’S BEST COFFEE” in connection with the manufacture and sale of frozen coffee based beverage kits in multiple flavors in the U.S. and Canada
3.	Inventure Foods, Inc.	Nathan’s Famous Systems Inc.	USA	N/A	The use of proprietary marks of Nathan’s Famous Systems with respect to potato chips, tortilla chips, corn chips, extruded and pellet salty snacks, soy crisps and multigrain crisps.
4.	Inventure Foods, Inc.	Jamba Juice Company	USA	N/A	The use of the name “JAMBA”, its logo, and other registered Jamba Juice product names in connection with the manufacture and sale of frozen smoothie kits in the U.S. and Canada.
5.	Inventure Foods, Inc.	Vidalia Brands Inc.	USA	N/A	The manufacture, sale of Vidalia Brands, which consist of onion rings, onion petals, potato chips, potato crisps and tortilla chips.
6.	Inventure Foods, Inc.	Miles Willard Technologies, LLP	USA	N/A	The mutual development of certain products and marks with Miles Willard Technologies.

SCHEDULE 4

PATENTS

	Entity	Description	Jurisdiction	Registration or Serial No.	Registration/ Filing Date
1.	Inventure Foods, Inc.	D489864 “The ornamental design for a snack food, as shown and described.”	United States Patent and Trademark Office	D489864	May 18, 2004
2.	Inventure Foods, Inc.

We have patent pending technology to apply nutrients sourced from fruits and vegetables to boost the nutrition level in our fortified fruit products.  In 2014, we introduced Rader Farms® Fruit PLUS Vitamins™, the first-ever fortified whole frozen fruit product.  Using proprietary technology and topical nutrients sourced from whole fruits and vegetables, Fruit PLUS Vitamins builds on naturally-occurring vitamins found within whole strawberries, blueberries and blackberries and boosts the nutrition level with five additional vitamins: B1, B6, D, E and K.

			United States Patent and Trademark Office	Serial No. 14/190,557	February 26, 2014

SCHEDULE 5

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.
Inventure Foods, Inc.	La Cometa Properties, Inc.	1,000	Common Stock	100%	100%	N/A
Inventure Foods, Inc.	Poore Brothers – Bluffton, LLC	N/A	LLC Interests	100%	100%	N/A
Inventure Foods, Inc.	Tejas PB Distributing, Inc.	1,000	Common Stock	100%	100%	N/A
Inventure Foods, Inc.	Boulder Natural Foods, Inc.	1,000	Common Stock	100%	100%	N/A
Inventure Foods, Inc.	BN Foods, Inc.	1,000	Common Stock	100%	100%	N/A
Inventure Foods, Inc.	Rader Farms, Inc.	1,000	Common Stock	100%	100%	N/A
Inventure Foods, Inc.	Willamette Valley Fruit Company	1,000	Common Stock	100%	100%	N/A
Inventure Foods, Inc.	Fresh Frozen Foods, Inc.	1,000	Common Stock	100%	100%	N/A

SCHEDULE 6

TRADEMARKS

(i) Registered trademarks & applications

	Entity	Mark	Jurisdiction	Reg. or Serial No.	Registration/Filing Date
1.	Inventure Foods, Inc.	Boulder Canyon	United States Patent and Trademark Office	3720046	December 1, 2009
2.	Inventure Foods, Inc.	Boulder Canyon Authentic Foods	United States Patent and Trademark Office	4846002	April 10, 2015
3.	Inventure Foods, Inc.	Boulder Canyon Natural Foods	United States Patent and Trademark Office	4137949 4137948 4079714 4079713	May 8, 2012 May 8, 2012 Jan 3, 2012 Jan 3, 2012
4.	Inventure Foods, Inc.	Canyon Cut	United States Patent and Trademark Office	3576952	February 17, 2009
5.	Inventure Foods, Inc.	Rader Farms	United States Patent and Trademark Office	3377878	February 5, 2008
6.	Inventure Foods, Inc.	Poore Brothers	United States Patent and Trademark Office	2117466 1911595	December 2, 1997 August 15, 1995
7.	Inventure Foods, Inc.	Intensely Different	United States Patent and Trademark Office	3428071	May 13, 2008
8.	Tejas PB Distributing Corporation	Texas Style	United States Patent and Trademark Office	1467561	December 1, 1987
9.	Poore Brothers – Bluffton, LLC	Tato Skins	United States Patent and Trademark Office	1424126	January 6, 1987
10.	Poore Brothers – Bluffton, LLC	O’Boisies	United States Patent and Trademark Office	1511130	November 1, 1988
11.	Inventure Foods, Inc.	Pizzarias	United States Patent and Trademark Office	2459870	June 12, 2001

	Entity	Mark	Jurisdiction	Reg. or Serial No.	Registration/Filing Date
12.	Poore Brothers – Bluffton, LLC	Braids	United States Patent and Trademark Office	1537532	May 2, 1989
13.	Fresh Frozen Foods, Inc.	Fresh Frozen	United States Patent and Trademark Office	3185430	December 19, 2006
14.	Inventure Foods, Inc.	Sin In A Tin	United States Patent and Trademark Office	3461983	July 8, 2008
15.	Inventure Foods, Inc.	Inventure Foods	United States Patent and Trademark Office	4080746	January 3, 2012
16.	Fresh Frozen Foods, Inc.	Fresh Frozen	United States Patent and Trademark Office	3113447	July 11, 2006
17.	Inventure Foods, Inc.	Nature’s Three Berries	United States Patent and Trademark Office	3377879	February 5, 2008
18.	Inventure Foods, Inc.	Summers Peak	United States Patent and Trademark Office	3617289	May 5, 2009
19.	Inventure Foods, Inc.		United States Patent and Trademark Office	3670911	August 18, 2009
20.	Inventure Foods, Inc.	The Inventure Group	United States Patent and Trademark Office	3756226	March 2, 2010
21.	Inventure Foods, Inc.		United States Patent and Trademark Office	3756227	March 2, 2010
22.	Inventure Foods, Inc.	Arise	United States Patent and Trademark Office	4586085	August 12, 2014
23.	Poore Brothers – Bluffton, LLC	Braids	United States Patent and Trademark Office	1417946	November 18, 1986
24.	Inventure Foods, Inc.	Lemon Lust	United States Patent and Trademark Office	77334268	July 15, 2008
25.	Inventure Foods, Inc.	Boulder Canyon Authentic Foods Zoodels	United States Patent and Trademark Office	86424593	October 15, 2014
26.	Inventure Foods, Inc.	Voodles	United States Patent and Trademark Office	86424595	October 15, 2014
27.	Inventure Foods, Inc.	Blend-a-Bowl	United States Patent and Trademark Office	86532744	June 30, 2015
28.	Inventure Foods, Inc.	Color Your Freezer	United States Patent and Trademark Office	86703176	July 23, 2015
29.	Inventure Foods, Inc.	Farm to Freezer	United States Patent and Trademark Office	86703184	July 23, 2015

	Entity	Mark	Jurisdiction	Reg. or Serial No.	Registration/Filing Date
30.	Inventure Foods, Inc.	Quality You Can See . . . And Taste	United States Patent and Trademark Office	86775706	October 1, 2015
31.	Inventure Foods, Inc.	Soupables	United States Patent and Trademark Office	86800544	October 27, 2015
32.	Inventure Foods, Inc.	Boulder Canyon Authentic Foods	Canada	1723351	Pending registration
33.	Inventure Foods, Inc.	Boulder Canyon	OHIM	10021749	July 11, 2011
34.	Inventure Foods, Inc.	Boulder Canyon Natural Foods	OHIM	10022374	July 11, 2011
35.	Inventure Foods, Inc.	Trois Baies de la Nature	Canada	1462792	January 1 12, 2012
36.	Inventure Foods Inc.	Rader Farms	Canada	1454992	March 11, 2011
37.	Inventure Foods, Inc.	Nature’s Three Berries	Canada	1454990	March 11, 2011
38.	Inventure Foods, Inc.	Boulder Canyon Authentic Foods	WIPO (JP & MX)	1267046	April 17, 2015

(ii)           Other Trademarks: trade names

	Trade Name/Style	Jurisdiction(s) of Use
1.	Boulder Canyon	United States, Canada, Australia, Japan
2.	Canyon Cut	United States
3.	Rader Farms	United States, Canada, England
4.	Poore Brothers	United States
5.	Intensely Different	United States
6.	Texas Style	United States
7.	Tato Skins	United States
8.	O’Boisies	United States
9.	Pizzarias	United States
10.	Braids	United States
11.	Willamette Valley Fruit Company	United States
12.	Fresh Frozen	United States
13.	Sin In A Tin	United States
14.	T.G.I Fridays (licensed)	United States, Canada, Spain
15.	Jamba (licensed)	United States, Canada
16.	Nathan’s Famous (licensed)	United States
17.	Vidalia Brands (licensed)	United States, Canada
18.	Seattle’s Best Coffee (licensed)	United States, Canada

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Legal Name	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction of Formation	Chief Executive Office
Inventure Foods, Inc.	2483575	86-0786101	Delaware	5415 E. High Street, Suite 350 Phoenix, AZ 85054
La Cometa Properties, Inc.	08064380	[***]	Arizona	5415 E. High Street, Suite 350 Phoenix, AZ 85054
Poore Brothers – Bluffton, LLC	2867321	[***]	Delaware	5415 E. High Street, Suite 350 Phoenix, AZ 85054
Tejas PB Distributing, Inc.	08541660	[***]	Arizona	5415 E. High Street, Suite 350 Phoenix, AZ 85054
Boulder Natural Foods, Inc.	09522220	[***]	Arizona	5415 E. High Street, Suite 350 Phoenix, AZ 85054
BN Foods, Inc.	19971102791	[***]	Colorado	5415 E. High Street, Suite 350 Phoenix, AZ 85054
Rader Farms, Inc.	4351069	[***]	Delaware	55415 E. High Street, Suite 350 Phoenix, AZ 85054
Willamette Valley Fruit Company	5332216	[***]	Delaware	5415 E. High Street, Suite 350 Phoenix, AZ 85054
Fresh Frozen Foods, Inc.	5408943	[***]	Delaware	5415 E. High Street, Suite 350 Phoenix, AZ 85054

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 8

OWNED REAL PROPERTY

	Entity of Record	Common Name and Address	Purpose/ Use	Improvements
1.	La Cometa Properties, Inc.	3500 S. La Cometa Drive Goodyear, AZ 85338	Snack food manufacturing	Yes
2.	Fresh Frozen Foods, Inc.	1814 Washington Street Jefferson, GA 30549	Frozen vegetables	Yes
3.	Fresh Frozen Foods, Inc.	600 Cassidy Road Thomasville, GA 31792	Vegetable plant/factory	Yes
4.	La Cometa Properties, Inc.	705 W. Dustman Road Bluffton, IN 46714	Snack food manufacturing	Yes

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

	Owner	Type of Account	Name of Institution and Address	Account No.
1.	Inventure Foods, Inc.	Operating account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
2.	Inventure Foods, Inc.	401k account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
3.	Inventure Foods, Inc.	Payroll account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
4.	Inventure Foods, Inc.	Accounts payable	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
5.	Inventure Foods, Inc.	Flex spending	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
6.	La Cometa Properties, Inc.	Disbursement account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
7.	Inventure Foods, Inc.	Arizona CD	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
8.	Rader Farms, Inc.	CD account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
9.	Rader Farms, Inc.	Operating account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Owner	Type of Account	Name of Institution and Address	Account No.

10.	Willamette Valley Fruit Company	Payroll account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
11.	Inventure Foods, Inc.	Non-qualified checking account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
12.	Willamette Valley Fruit Company	Operation account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
13.	Fresh Frozen Foods, Inc.	Operating account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
14.	Fresh Frozen Foods, Inc.	Damages account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
15.	Fresh Frozen Foods, Inc.	Controlled account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
16.	Willamette Valley Fruit Company	Account	US Bancorporation PO Box 1800 Saint Paul, MN 55101-0800	[***]
17.	Inventure Foods, Inc.	Corporate buyback account (treasury stock)	B. Riley and Company 11100 Santa Monica Boulevard Suite 800 Los Angeles, CA 90025	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 10

CONTROLLED ACCOUNT BANKS

1.                                      U.S. Bank National Association

2.                                      Wells Fargo Bank, National Association

SCHEDULE 11

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

	Grantor	Jurisdiction
1.	BN Foods, Inc.	Colorado Secretary of State
2.	Poore Brothers-Bluffton, LLC	Delaware Secretary of State
3.	Rader Farms, Inc.	Delaware Secretary of State
4.	Willamette Valley Fruit Company	Delaware Secretary of State
5.	Boulder Natural Foods, Inc.	Arizona Secretary of State
6.	Fresh Frozen Foods, Inc.	Delaware Secretary of State
7.	Inventure Foods, Inc.	Delaware Secretary of State
8.	La Cometa Properties, Inc.	Arizona Secretary of State
9.	Tejas PB Distributing, Inc.	Arizona Secretary of State

SCHEDULE 12

MOTOR VEHICLES

	Owner	Description		Year	State	VIN / Serial No.
1.	Inventure Foods, Inc.	Mercedes	Van	2010	AZ	[***]
2.	Inventure Foods, Inc.	Ford	F-150	2011	AZ	[***]
3.	Willamette Valley Fruit Company	'53 Utility	Reefer Trailer	2001	OR	[***]
4.	Willamette Valley Fruit Company	Freightliner	Reefer	1997	OR	[***]
5.	Willamette Valley Fruit Company	Freightliner	Columbia Tractor	2003	OR	[***]
6.	Willamette Valley Fruit Company	Ford	F-150	2010	OR	[***]
7.	Willamette Valley Fruit Company	Ford	F-150	2004	OR	[***]
8.	Fresh Frozen Foods, Inc.	Freightliner	6X4	2000	GA	[***]
9.	Fresh Frozen Foods, Inc.	Peterbilt	6X4	2000	GA	[***]
10.	Fresh Frozen Foods, Inc.	Great Dane	Utility Trailer	1991	GA	[***]
11.	Fresh Frozen Foods, Inc.	Freightliner	Classic XL	2000	GA	[***]
12.	Fresh Frozen Foods, Inc.	Great Dane	MDL7811TZ-1A	2000	GA	[***]
13.	Fresh Frozen Foods, Inc.	Freightliner	Conventional	2005	GA	[***]
14.	Fresh Frozen Foods, Inc.	Great Dane	Van Trailer	2004	GA	[***]
15.	Fresh Frozen Foods, Inc.	Great Dane	7811 TZ-1A	2006	GA	[***]
16.	Fresh Frozen Foods, Inc.	Great Dane	7811	2003	GA	[***]
17.	Fresh Frozen Foods, Inc.	Great Dane	Trailer	2011	GA	[***]
18.	Fresh Frozen Foods, Inc.	Utility Reefer	Trailer	1995	GA	[***]
19.	Fresh Frozen Foods, Inc.	Ford	Econoline	2005	GA	[***]
20.	Fresh Frozen Foods, Inc.	Utility Reefer	Trailer	1993	GA	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Owner	Description		Year	State	VIN / Serial No.
21.	Fresh Frozen Foods, Inc.	Great Dane	Van Trailer	1997	GA	[***]
22.	Rader Farms Inc.	INTL 4300	Flatbed	2004	WA	[***]
23.	Rader Farms Inc.	Blue Bird	Bus	1985	WA	[***]
24.	Rader Farms Inc.	Silverado	1500	2014	WA	[***]
25.	Rader Farms Inc.	Ford	F-150	1994	WA	[***]
26.	Rader Farms Inc.	Chevy	PICKUP 4.3L V6	1992	WA	[***]
27.	Rader Farms Inc.	INTL 4400	Flatbed	2003	WA	[***]
28.	Rader Farms Inc.	Ford	F-550	1999	WA	[***]
29.	Rader Farms Inc.	GMC	3500	1996	WA	[***]
30.	Rader Farms Inc.	GMC C6500		2003	WA	[***]
31.	Rader Farms Inc.	GMC 5500		2004	WA	[***]
32.	Rader Farms Inc.	Ford	F-350	1974	WA	[***]
33.	Rader Farms Inc.	INT S1800		1979	WA	[***]
34.	Rader Farms Inc.	GMC C6500 series		2003	WA	[***]
35.	Rader Farms Inc.	MAZADA	PICKUP B2200	1989	WA	[***]
36.	Rader Farms Inc.	Ford	F-150	2010	WA	[***]
37.	Rader Farms Inc.	GMC C6500		2000	WA	[***]
38.	Rader Farms Inc.	GMC Vandura 3500		1987	WA	[***]
39.	Rader Farms Inc.	Ford F250		1986	WA	[***]
40.	Rader Farms Inc.	GMC 6000		1987	WA	[***]
41.	Rader Farms Inc.	GMC		1987	WA	[***]
42.	Rader Farms Inc.	Ford F600		1985	WA	[***]
43.	Rader Farms Inc.	Ford F150		1994	WA	[***]
44.	Rader Farms Inc.	Ford F150		1994	WA	[***]
45.	Rader Farms Inc.	GMC Vandura 3500		1987	WA	[***]
46.	Rader Farms Inc.	Ford F150		1994	WA	[***]
47.	Rader Farms Inc.	Ford F150		1993	WA	[***]
48.	Rader Farms Inc.	GMC 3500 VANDURA		1986	WA	[***]
49.	Rader Farms Inc.	GMC 3500 VANDURA		1986	WA	[***]
50.	Rader Farms Inc.	GMC 3500 VANDURA		1986	WA	[***]
51.	Rader Farms Inc.	GMC 3500 VANDURA		1986	WA	[***]
52.	Rader Farms Inc.	Ford F600		1991	WA	[***]
53.	Rader Farms Inc.	GMC 3500 Vandura		1987	WA	[***]
54.	Rader Farms Inc.	GMC 3500HD		1992	WA	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Owner	Description		Year	State	VIN / Serial No.
55.	Rader Farms Inc.	Ford F700		1993	WA	[***]
56.	Rader Farms Inc.	Ford F700		1992	WA	[***]
57.	Rader Farms Inc.	Ford F700		1991	WA	[***]
58.	Rader Farms Inc.	Ford F700		1992	WA	[***]
59.	Rader Farms Inc.	Ford F700		1994	WA	[***]
60.	Rader Farms Inc.	Ford F700		1993	WA	[***]
61.	Rader Farms Inc.	Ford F700		1994	WA	[***]
62.	Rader Farms Inc.	FORD 3500		1990	WA	[***]
63.	Rader Farms Inc.	FORD 3500		1990	WA	[***]
64.	Rader Farms Inc.	FORD 3500		1990	WA	[***]
65.	Rader Farms Inc.	Ford F150		2002	WA	[***]
66.	Rader Farms Inc.	IH S1900 DT466		1987	WA	[***]
67.	Rader Farms Inc.	CHEVY 3500		1991	WA	[***]
68.	Rader Farms Inc.	FORD F250		1989	WA	[***]
69.	Rader Farms Inc.	CHEVY 2500		1992	WA	[***]
70.	Rader Farms Inc.	GMC C7500		1997	WA	[***]
71.	Rader Farms Inc.	FORD F700		1997	WA	[***]
72.	Rader Farms Inc.	FORD F-700		1997	WA	[***]
73.	Rader Farms Inc.	FORD F-700		1998	WA	[***]
74.	Rader Farms Inc.	GMC C6500		1999	WA	[***]
75.	Rader Farms Inc.	GMC C6500		1999	WA	[***]
76.	Rader Farms Inc.	GMC C6500		1999	WA	[***]
77.	Rader Farms Inc.	GMC C6500		1999	WA	[***]
78.	Rader Farms Inc.	GMC C6500		1998	WA	[***]
79.	Rader Farms Inc.	GMC C6500		1999	WA	[***]
80.	Rader Farms Inc.	FORD F450		1996	WA	[***]
81.	Rader Farms Inc.	GMC C6500		1999	WA	[***]
82.	Rader Farms Inc.	FORD F150		1989	WA	[***]
83.	Rader Farms Inc.	INTL 4700LPX		2000	WA	[***]
84.	Rader Farms Inc.	CHEVY 2500		2007	WA	[***]
85.	Rader Farms Inc.	FORD F150		2006	WA	[***]
86.	Rader Farms Inc.	GMC		1967	WA	[***]
87.	Rader Farms Inc.	Mfg. Norther Trailer Works		2010	WA	[***]
88.	Rader Farms Inc.	Mfg. Load Trail		2010	WA	[***]
89.	Rader Farms Inc.	Mfg. Laod Trail		2013	WA	[***]
90.	Rader Farms Inc.	WILDN		1994	WA	[***]
91.	Poore Brothers – Bluffton, LLC	Trailmobile	Storage Trailer	1992	IN	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Owner	Description		Year	State	VIN / Serial No.
92.	Poore Brothers – Bluffton, LLC	Trailmobile	Storage Trailer	1992	IN	[***]
93.	Poore Brothers – Bluffton, LLC	Trailmobile	Storage Trailer	1992	IN	[***]
94.	Poore Brothers – Bluffton, LLC	Trailmobile	Storage Trailer	1992	IN	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.